IVY FUNDS
Delaware Ivy Accumulative Fund
(formerly, Ivy Accumulative Fund)
(the “Fund”)

Supplement to the Fund’s Summary Prospectus

On September 13, 2021, the Board of Trustees (Board) of the Ivy Funds approved the appointment of the portfolio manager team of Delaware Management Company (Manager), a series of Macquarie Investment Management Business Trust and the Fund’s investment advisor, for the Fund. In connection with this change, the Board voted to approve applicable revisions to the Fund’s investment strategies, all to take effect on or about November 15, 2021, approximately sixty (60) days after the date of this Supplement (Effective Date).

The investment strategy changes may result in higher portfolio turnover in the near term, as the new portfolio management team purchases and sells securities to accommodate the investment strategy changes. A higher portfolio turnover is likely to cause the Fund to realize capital gains and incur transaction costs. You should consult your financial advisor about the changes that will result from the investment strategy changes.

1.	In connection therewith, upon the Effective Date, the following will replace the first five paragraphs in the section entitled “Principal Investment Strategies”:

Delaware Ivy Accumulative Fund seeks to achieve its objective to provide capital growth and appreciation by investing primarily in a diversified portfolio of common stocks of US companies that Delaware Management Company (Manager) believes have long-term capital appreciation potential and are expected to grow faster than the US economy.

The Fund will invest primarily in growth-oriented companies. A stock has growth potential if, in the Manager’s opinion, the revenue, earnings, and/or cash flow of the company are likely to grow meaningfully faster than the economy. The Fund may invest in companies of any size, and of any industry.

Using a top-down thematic overlay combined with bottom-up, fundamental research, the Manager seeks to identify early-stage major demand trends and invest in securities of competitively advantaged companies that the Manager believes should benefit from these trends. The Manager focuses on earnings growth as the Manager believes earnings growth drives stock prices and the companies with the strongest gains in profitability have the potential to enjoy share performance that exceeds the broad market averages, provided that the earnings are of high quality and likely to continue. The Fund typically holds a limited number of stocks (generally 30 to 50), although from time to time the Fund may hold more or fewer names depending on the Manager’s assessment of the investment opportunities available.

The Fund may invest in real estate investment trusts (REITs).

2.	Upon the Effective Date, the following replaces the information in the section entitled “Principal Investment Risks”:

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Currency risk — The risk that fluctuations in exchange rates between the US dollar and foreign currencies and between various foreign currencies may cause the value of an investment to decline.

Government and regulatory risk — The risk that governments or regulatory authorities may take actions that could adversely affect various sectors of the securities markets and affect fund performance.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as technology) will decline because of changing expectations for the performance of that industry or sector.

Growth stock risk — Growth stocks (such as those in the information technology sector) reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

The Manager is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

3.	Upon the Effective Date, the following replaces the information in the sections entitled “Investment Adviser” and “Portfolio Managers”:

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio manager	Title with Delaware Management Company	Start date on the Fund
Alex Ely	Managing Director, Chief Investment Officer — US Growth Equity	November 2021

Sub-advisors

Macquarie Investment Management Global Limited
Macquarie Funds Management Hong Kong Limited

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Fund.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Fund is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated September 14, 2021.